Exhibit 28 (b) under form N-1A

Exhibit 3(ii) under item 601/REG. S-K

Amended & Restated – Constituting Amendment #9

FEDERATED HERMES HIGH INCOME BOND FUND, INC.

(effective as of June 26, 2020)
(formerly: Federated High Income Bond Fund, Inc.)

(formerly: Liberty High Income Bond Fund, Inc.)

BY-LAWS

ARTICLE I

MEETING OF SHAREHOLDERS

Section 1. ANNUAL MEETINGS. The Corporation is not required to hold an annual meeting of Shareholder in any year in which the election of Directors is not required to be acted upon under the Investment Company Act of 1940. If the Corporation is required to hold a meeting of Shareholders to elect Directors, the meeting shall be designated the annual meeting of Shareholders for that year. If an annual meeting of Shareholders is held, it shall be held at a date and time determined by the Board of Directors within 120 days after the occurrence of the event requiring the meeting. Any other business may be considered at the meeting..

Section 2. SPECIAL MEETINGS. Special Meetings of Shareholders of the Company or of a particular Series or Class may be called by the Chairman, or by the Board of Directors; and shall be called by the Secretary whenever ordered by the Chairman, any Director, or as requested in writing by shareholder entitled to cast at least 10% of the voter shares entitled to be cast at the meetings. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such special meeting. The Secretary shall inform such Shareholders of the reasonably estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Secretary shall give not less than ten nor more than 90 days’ notice of the meeting. Unless required by Shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at by special meeting of the Shareholders held during the preceding 12 months.

Section 3. PLACE OF MEETINGS. All meetings of the Shareholders of the Corporation or a particular Series or Class, shall be held at such place within or without the State of Maryland as may be fixed by the Board of Directors. See Amendment #12, dated 5/12/98

Section 4. NOTICE. Not less than ten or more than ninety days before the date of every Annual or Special Meeting of Shareholders the Secretary or an Assistant Secretary shall give to each Shareholder of record of the Corporation or of the relevant Series or Class written notice of such meeting. Such notice shall be deemed to have been given when mailed to the Shareholder at his address appearing on the books of the Corporation, which shall be maintained separately for the shares of each Series or Class. It shall not be necessary to set forth the business proposed to be transacted in the notice of any Annual Meeting except that any proposal to amend the Charter of the Corporation shall be set forth in such notice. Notice of a Special Meeting shall state the purpose or purposes for which it is called.

Section 5. QUORUM. The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.

Section 6. VOTING. At all meetings of Shareholders each Shareholder shall be entitled to one vote or fraction thereof for each Share or fraction thereof standing in his name on the books of the Corporation on the date for the determination of Shareholders entitled to vote at such meeting. All shares of each portfolio or class in the Corporation have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

Section 7. PROXIES. Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing and signed by the Shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law, including electronic transmissions from the shareholder or his authorized agent. Authorization may be given orally, in writing, by telephone, or by other means of communication. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may appoint a proxy holder, unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Corporation, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. See Amendment #11, dated 2/27/98

Section 8. INFORMAL ACTION BY SHAREHOLDERS. Any action required or permitted to be taken at any meeting of Shareholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the Shareholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the Corporation.

ARTICLE II

BOARD OF DIRECTORS

Section 1. POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the Shareholders by law, by the Charter or by these By-Laws.

Section 2. NUMBER, QUALIFICATIONS, MANNER OF ELECTION AND TERM OF OFFICE. The number of Directors of the Corporation can be changed from time to not less than three or the number of Shareholders, whichever is less, nor more than twenty. Directors need not be Shareholders. The term of office of a Director shall not be affected by any decrease in the number of Directors made by the Board pursuant to the foregoing authorization. Each Director shall hold office until the Annual Meeting next held after he becomes a director and until the election and qualification of his successor.

Section 3. PLACE OF MEETING. The Board of Directors may hold its meetings at such place or places within or without the State of Maryland as the Board or as the person or persons requesting said meeting to be called may from time to time determine.

Section 4. ANNUAL MEETINGS. The Board of Directors shall meet annually for the election of Officers and any other business.

Section 5. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such intervals and on such dates as the Board may from time to time designate, provided that any Director who is absent when such designation is made shall be given notice of the designation.

Section 6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at such times and at such places as may be designated at the call of such meeting. Special meetings shall be called by the Secretary or Assistant Secretary at the request of the Chairman or any Director. If the Secretary when so requested refuses or fails for more than twenty-four hours to call such meeting, the Chairman or such Director may in the name of the Secretary call such meeting by giving due notice in the manner required when notice is given by the Secretary.

Section 7. NOTICE. The Secretary or Assistant Secretary shall give, at least two days before the meeting, notice of each meeting of the Board of Directors, whether Annual, Regular or Special, to each member of the Board by mail, telegram or telephone to his last known address. It should not be necessary to state the purpose or business to be transacted in the notice of any meeting. Personal attendance at any meeting by a Director other than to protest the validity of said meeting shall constitute a waiver of the foregoing requirement of notice. In addition, notice of a meeting need not be given if a written waiver of notice executed by such Director before or after the Meeting is filed with the records of the meeting.

Section 8. CONDUCT OF MEETINGS AND BUSINESS. The Board of Directors may adopt such rules and regulations for the conduct of their meetings and the management of the affairs of the Corporation as they may deem proper and not inconsistent with applicable law, the Charter of the Corporation or these By-Laws.

Section 9. QUORUM. One-third of the entire Board of Directors but not less than two directors shall constitute a quorum at any meeting of the Board of Directors. The action of a majority of Directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by statute, the Charter of the Corporation, or these By-Laws. In the absence of a quorum at any meeting a majority of Directors present may adjourn the meeting from day to day or for such longer periods as they may designate until a quorum is present. Notice of any adjourned meeting need not be given other than by announcement at the meeting.

Section 10. RESIGNATIONS. Any Director of the Corporation may resign at any time by written notice to the Chairman of the Board of Directors or to the Secretary of the Corporation. The resignation of any Director shall take effect at the time specified therein or, if no time is specified, the acceptance of such resignation shall not be necessary to make it effective.

Section 11. REMOVAL. At any meeting of Shareholders duly called for the purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office. At the same meeting, the vacancy in the Board of Directors may be filled by the election of a Director to serve until the next annual meeting of Shareholders and the election and qualification of his successor.

Section 12. VACANCIES. Except as otherwise provided by law, any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of Directors may be filled by a majority of the remaining members of the Board of Directors although such majority is less than a quorum and any vacancy occurring by reason of an increase in the number of Directors may be filled by action of a majority of the entire Board of Directors. A Director elected by the Board to fill a vacancy shall be elected to hold office until the next Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

Section 13. COMPENSATION OF DIRECTORS. The Directors may receive compensation for their services as Directors as determined by the Board of Directors and expenses of attendance at each Meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity, as an Officer, Agent or otherwise, and receiving compensation therefor.

Section 14. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any Annual, Regular or Special Meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board and such written consent is filed with the minutes of proceedings of the Board.

Section 15. TELEPHONE CONFERENCE. Members of the Board of Directors or any committee thereof may participate in a meeting of the Board of such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at the meeting.

ARTICLE III

EXECUTIVE AND OTHER COMMITTEES

Section 1. APPOINTMENT AND TERM OF OFFICE OF EXECUTIVE COMMITTEE. The Board of Directors may appoint an Executive Committee, which shall consist of two (2) or more Directors.

Section 2. VACANCIES IN EXECUTIVE COMMITTEE. Vacancies occurring in the Executive Committee from any cause shall be filled by the Board of Directors.

Section 3. EXECUTIVE COMMITTEE TO REPORT TO BOARD. All action by the Executive Committee shall be reported to the Board of Directors at its Meeting next succeeding such action.

Section 4. PROCEDURE OF EXECUTIVE COMMITTEE. The Executive Committee shall fix its own rules of procedure not inconsistent with these By-Laws or with any directions of the Board of Directors. It shall meet at such times and places and upon such notice as shall be provided by such rules or by resolution of the Board of Directors. The presence of a majority shall constitute a quorum for the transaction of business, and in every case an affirmative vote of a majority of all the members of the Committee present shall be necessary for the taking of any action.

Section 5. POWERS OF EXECUTIVE COMMITTEE. During the intervals between the Meetings of the Board of Directors the Executive Committee, except as limited by law or by specific directions of the Board of Directors, shall possess and may exercise all the powers of the Board of Directors in the management and direction of the business and conduct of the affairs of the Corporation.

Section 6. OTHER COMMITTEES. From time to time the Board of Directors may appoint any other Committee or Committees which shall have such powers as shall be specified in the resolution of appointment and may be delegated by law.

Section 7. COMPENSATION. The members of any duly appointed Committee shall receive such compensation as from time to time may be fixed by the Board of Directors and reimbursement of expenses.

Section 8. INFORMAL ACTION BY EXECUTIVE COMMITTEE OR OTHER COMMITTEES. Any action required or permitted to be taken at any meeting of the Executive Committee or any other duly appointed Committee may be taken without a meeting if written consent to such action is signed by all Members of such Committee and such written consent is filed with the minutes of the proceedings of such Committee.

Section 9. ADVISORY BOARD. The Directors may appoint an Advisory Board to consist in the first instance of not less than three (3) members. Members of such Advisory Board shall not be Directors or Officers and need not be Shareholders. Members of this Board shall hold office for such period as the Directors may by resolution provide. Any Member of such Board may resign therefrom by written instrument signed by him which shall take effect upon delivery to the Directors. The Advisory Board shall have no legal powers and shall not perform functions of Directors in any manner, said Board being intended to act merely in an advisory capacity. Such Advisory Board shall meet at such times and upon such notice as the Board of Directors may by resolution provide. The compensation of the Members of the Advisory Board, if any, shall be determined by the Board of Directors.

ARTICLE IV

OFFICERS

Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Directors, in its discretion, may elect or appoint one or more Vice Chairmen of the Board of Directors, and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. An Executive Vice President, Senior Vice President or Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President, Executive Vice President, Senior Vice President or Vice President may not be held by the same person concurrently. It shall not be necessary for any Director or any Officer to be a holder of shares in any Series or Class of the Corporation. Any Officer, or other such person as the Board may appoint, may preside at meetings of the Shareholders. See Amendment #10 dated 2/23/98; and Amendment #13, dated 8/23/02; and Amendment #17, dated 1/1/06

Section 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The Officers shall be elected annually by the Board of Directors at its Annual Meeting. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. See Amendment #10 dated 2/23/98; and Amendment #17, dated 1/1/06

Section 3. REMOVAL. Any Officer elected by the Board of Directors or whose appointment has been ratified by the Board of Directors may be removed with or without cause at any time by a majority vote of all of the Directors. Any other employee of the Corporation may be removed or dismissed at any time by the President. See Amendment #10, dated 2/23/9

Section 4. RESIGNATIONS. Any Officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. See Amendment #10, dated 2/23/9

Section 5. VACANCIES. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of by the Secretary; or in the office of Assistant Treasurer by the Treasurer. Any appointment to fill any vacancy shall serve subject to ratification by the Board of Directors at its next Regular Meeting. See Amendment #10, dated 2/23/98

Section 6. CHAIRMAN OF THE BOARD. The Board may elect from among its members a Chairman of the Board. The Chairman shall at all times be a Director who meets all applicable regulatory and other relevant requirements for serving in such capacity. The Chairman shall not be an Officer of the Corporation, but shall preside over meetings of the Board and shall have such other responsibilities in furthering the Board functions as may be assigned from time to time by the Board of Directors or prescribed by these By-Laws. It shall be understood that the election of any Director as Chairman shall not impose on that person any duty, obligation, or liability that is greater than the duties, obligations, and liabilities imposed on that person as a Director in the absence of such election, and no Director who is so elected shall be held to a higher standard of care by virtue thereof. In addition, election as Chairman shall not affect in any way that Director’s rights or entitlement to indemnification under the By-Laws or otherwise by the Corporation. The Chairman shall be elected by the Board annually to hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as herein provided in these By-Laws. Each Director, including the Chairman, shall have one vote.

Resignation. The Chairman may resign at any time by giving written notice of resignation to the Board. Any such resignation shall take effect at the time specified in such notice, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Removal. The Chairman may be removed by majority vote of the Board with or without cause at any time.

Vacancy. Any vacancy in the office of Chairman, arising from any cause whatsoever, may be filled for the unexpired portion of the term of the office which shall be vacant by the vote of the Board.

Absence. If, for any reason, the Chairman is absent from a meeting of the board, the Board may select from among its members who are present at such meeting a Director to preside over such meeting. See Amendment #17, dated 1/1/06

Section 7. VICE CHAIRMAN OF THE BOARD OF DIRECTORS. Any Vice Chairman shall perform such duties as may be assigned to him from time to time by the Board of Directors of the Corporation. The Vice Chairman need not be a Director. See Amendment #13, dated 8/23/02; and Amendment #17, dated 1/1/06

Section 8. PRESIDENT. The President of the Corporation shall be the principal executive officer of the Corporation. Unless other provisions are made therefor by the Board or Executive Committee, the President without limitation, shall employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall have the power to sign, in the name of and on behalf of the Corporation, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Corporation, and may, in the name of and on behalf of the Corporation, take all such action as the President may deem advisable in entering into agreements to purchase securities and other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. See Amendment #13, dated 8/23/02; and Amendment #17, dated 1/1/06

Section 9. VICE PRESIDENT. The Executive Vice President, Senior Vice President or Vice President, if any, in order of their rank as fixed by the Board or if not ranked, a Vice President designated by the Board, in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Board. Each Executive Vice President, Senior Vice President and Vice President shall have the power, without limitation, to sign, in the name of and on behalf of the Corporation, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Corporation, and may, in the name of and on behalf of the Corporation, take all such action as the Executive Vice President, Senior Vice President or Vice President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property and shall perform such other duties as may be assigned to him from time to time by the Board of Directors, the Executive Committee, or the President. See Amendment #13, dated 8/23/02; and Amendment #17, dated 1/1/06

Section 10. SECRETARY. The Secretary shall keep or cause to be kept in books provided for the purpose the Minutes of the Meetings of the Shareholders, and of the Board of Directors; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by Law; shall be custodian of the records and of the Seal of the Corporation and see that the Seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each Shareholder, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors, the Executive Committee, or the President. See Amendment #13, dated 8/23/02

Section 11. TREASURER. The Treasurer shall be the principal financial and accounting officer of the Corporation and have supervision of the custody of all funds and securities of the Corporation, subject to applicable law. He shall perform such other duties as may be from time to time assigned to him by the Board of Directors, the Executive Committee, or the President. See Amendment #13, dated 8/23/02

Section 12. ASSISTANT VICE PRESIDENT. The Assistant Vice President or Vice Presidents of the Corporation shall have such authority and perform such duties as may be assigned to them by the Board of Directors, the Executive Committee, or the President of the Corporation. See Amendment #13, dated 8/23/02

Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Board of Directors or the Executive Committee or by the President. See Amendment #13, dated 8/23/02

Section 14. Chief Legal Officer. The Chief Legal Officer shall serve as Chief Legal Officer for the Corporation, solely for purposes of complying with the attorney conduct rules (“Attorney Conduct Rules”) enacted by the Securities Exchange Commission pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 (the “Act”). The Chief Legal Officer shall have the authority to exercise all powers permitted to be exercised by a chief legal officer pursuant to Section 307 of the Act. The Chief Legal Officer, in his sole discretion, may delegate his responsibilities as Chief Legal Officer under the Attorney Conduct Rules to another attorney or firm of attorneys. See Amendment #14, dated 8/25/03

Section 15. Chief Compliance Officer. The Chief Compliance Officer shall be responsible for administering the Trust’s policies and procedures approved by the Board under Rule 38a-1 of the Investment Company Act of 1940, as amended. Notwithstanding any other provision of these By-Laws, the designation, removal and compensation of Chief Compliance Officer are subject to Rule 38a-1 under the Investment Company Act of 1940, as amended. See Amendment #15, dated 9/21/04

Section 16. SALARIES. The salaries of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation. See Amendment #13, dated 8/23/02

ARTICLE V

SHARES AND THEIR TRANSFER

Section 1. CERTIFICATES. All share certificates shall be signed by the Chairman, the President, or any Vice President and by the Treasurer or Secretary or any Assistant Treasurer or Assistant Secretary and may be sealed with the seal of the Corporation. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of Seal. Certificates for shares for which the Corporation has appointed an independent Transfer Agent and Registrar shall not be valid unless countersigned by such Transfer Agent and registered by such Registrar. In case any Officer who has signed any certificate ceases to be an Officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the Officer had not ceased to be such Officer as of the date of its issuance. Share certificates shall be in such form not inconsistent with law or the Charter or these By-Laws as may be determined by the Board of Directors.

Section 2. TRANSFER OF SHARES. Shares of each Series and Class shall be transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of the certificate representing the shares to be transferred properly endorsed.

Section 3. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. The Board of Directors may fix in advance a date as the record date for the purpose of determining Shareholders entitled to notice of or to vote at any Meeting of Shareholders or Shareholders to receive payment of any dividend. Such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than l0 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken. Only Shareholders of record on the record date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be. In lieu of fixing a record date the Board of Directors may provide that the share transfer books of the Corporation shall be closed for a stated period not to exceed in any case 20 days. If the share transfer books are closed for the purpose of determining Shareholders entitled to notice of or to vote at a Meeting of Shareholders such books shall be closed for at least l0 days immediately preceding such meeting.

Section 4. LOST, DESTROYED OR MUTILATED CERTIFICATES. In case any Share certificate is lost, mutilated or destroyed the Board of Directors may issue a new certificate in place thereof upon indemnity to the relevant Series or Class against loss and upon such other terms and conditions as the Board may deem advisable.

Section 5. TRANSFER AGENT AND REGISTRAR: REGULATIONS. The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of Share certificates and may appoint a Transfer Agent and/or Registrar of Share certificates of each Series or Class, and may require all such Share certificates to bear the signature of such Transfer Agent and/or of such Registrar.

ARTICLE VI

AGREEMENTS, CERTAIN DELEGATION, CHECKS, DRAFTS, ENDORSEMENTS, ETC.

Section 1. AGREEMENTS, ETC. The Board of Directors or the Executive Committee may authorize any Officer or Officers, or Agent or Agents of the Corporation to enter into any Agreement or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors or by the Executive Committee or by these By-Laws, no Officer, Agent or Employee shall have any power or authority to bind the Corporation by any Agreement or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

Section 2. Delegation of Authority Relating to Dividends. The Directors may delegate to any Officer or Agent of the Corporation the ability to authorize the payment of non-stock dividends and may delegate to an Officer or Agent in accordance with that general authorization the power to fix the amount and other terms of the dividend provided that the Directors established a method or procedure for determining the maximum amount of the distribution. See Amendment #18, dated 6/1/13

Section 3. CHECKS, DRAFTS, ETC. All checks, drafts, or orders for the payment of money, notes and other evidences of indebtedness shall be signed by such Officer or Officers, Employee or Employees, or Agent or Agents as shall be from time to time designated by the Board of Directors or the Executive Committee, or as may be specified in or pursuant to the agreement between the Corporation on behalf of any Series or Class and the Bank or Trust Company appointed as custodian.

Section 4. ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF SECURITIES. All endorsements, assignments, stock powers or other instruments of transfer of securities standing in the name of the Corporation or its nominee or directions for the transfer of securities belonging to the Corporation shall be made by such Officer or Officers, Employee or Employees, or Agent or Agents as may be authorized by the Board of Directors or the Executive Committee.

ARTICLE VII

BOOKS AND RECORDS

Section 1. LOCATION. The books and records of the Corporation, including the Stock ledger or ledgers, may be kept in or outside the State of Maryland at such office or agency of the Corporation as may be from time to time determined by the Board of Directors.

ARTICLE VIII

MISCELLANEOUS

Section 1. SEAL. The Seal of the Corporation shall consist of a flat-faced die with the word “Maryland,” together with the name of the Corporation and the year of its organization cut or engraved thereon, but unless otherwise required by the Directors, the Seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Corporation.

Section 2. FISCAL YEAR. The Fiscal Year of the Corporation shall be designated from time to time by the Board of Directors.

ARTICLE IX

INDEMNIFICATION
Article IX amended in its entirety – See Amendment #16, dated 8/18/05

Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Section 2. ACTION BY DIRECTOR AGAINST THE CORPORATION. With respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Directors or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. SURVIVAL. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Director or officer of the Corporation and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as from time to time amended. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Director or officer of the Corporation or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. PROCEDURE. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither "interested persons" of the Corporation (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (f) below.

Section 6. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance, or (c) a majority of a quorum of Disinterested Non-Party Directors, or independent legal counsel, in a written opinion, shall be determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 7. OTHER RIGHTS. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Articles of Incorporation or the by-laws of the Corporation, by contract or otherwise under law, by a vote of stockholders or Directors who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Articles of Incorporation or the by-laws of the Corporation, contract or otherwise under law, the Corporation shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Corporation or serving in any capacity at the request of the Corporation to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Directors

ARTICLE X

AMENDMENTS

Section 1. The Board of Directors shall have the power to alter, amend or repeal any By-Laws of the Corporation and to make new By-Laws.

The following pages contain the actual amendments referenced in the preceding By-Laws.

FEDERATED HIGH INCOME BOND FUND, INC.

(formerly: Liberty High Income Bond Fund, Inc.)

Amendment #10

to the By-Laws

(effective February 23, 1998)

Delete Sections 1, 2, 3, 4 & 5 from Article IV, OFFICERS, and replace with the following:

Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Directors, in its discretion, may elect or appoint a Chairman of the Board of Directors and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Director or any Officer to be a holder of shares in any Series or Class of the Corporation.

Section 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The Officers shall be elected annually by the Board of Directors at its Annual Meeting. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal. The Chairman of the Board of Directors, if there is one, shall be elected annually by and from the Directors, and serve until a successor is so elected and qualified, or until earlier resignation or removal.

Section 3. REMOVAL. Any Officer elected by the Board of Directors or whose appointment has been ratified by the Board of Directors may be removed with or without cause at any time by a majority vote of all of the Directors. Any other employee of the Corporation may be removed or dismissed at any time by the President.

Section 4. RESIGNATIONS. Any Officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified , the acceptance of such resignation shall not be necessary to make it effective.

Section 5. VACANCIES. Any vacancy in any of the offices, whether by resignation, removal or otherwise, may be filled for the unexpired portion of the term by the President. A vacancy in the office of Assistant Vice President may be filled by a Vice President; in the office of by the Secretary; or in the office of Assistant Treasurer by the Treasurer. Any appointment to fill any vacancy shall serve subject to ratification by the Board of Directors at its next Regular Meeting.

Federated High Income Bond Fund, Inc.

Amendment #11

to the By-Laws

(effective February 27, 1998)

Delete Section 7 Proxies of Article I, Meetings of Shareholders, and replace with the following:

Section 7. PROXIES. Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing and signed by the Shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law, including electronic transmissions from the shareholder or his authorized agent. Authorization may be given orally, in writing, by telephone, or by other means of communication. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may appoint a proxy holder, unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Corporation, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Federated High Income Bond Fund, Inc.

Amendment #12

to the By-Laws

(effective May 12, 1998)

Strike Section 3 - Place of Meetings from Article I - Meeting of Shareholder and replace it with the following:

Section 3. PLACE OF MEETINGS. All meetings of the Shareholders of the Corporation or a particular Series or Class, shall be held at such place within or without the State of Maryland as may be fixed by the Board of Directors.

Federated High Income Bond Fund, Inc.

Amendment #13

to the By-Laws

(effective August 23, 2002)

Strike Section 1 - Article IV - OFFICERS and replace it with the following:

Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Directors, in its discretion, may elect or appoint a Chairman of the Board of Directors, one or more Vice Chairmen of the Board of Directors, and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Director or any Officer to be a holder of shares in any Series or Class of the Corporation.

Strike Sections 7 – 13 from Article IV - OFFICERS and replace it with the following:

Section 7. VICE CHAIRMAN OF THE BOARD OF DIRECTORS: The Vice Chairman, in the absence of the Chairman, shall perform such duties as may be assigned to him from time to time by the Board of Directors of the Corporation. The Vice Chairman need not be a Director.

Section 8. PRESIDENT. The President for Federated High Income Bond Fund, Inc. shall be the principal executive officer of the Corporation. He shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. In the absence of the Chairman of the Board of Directors, the President or an officer or Director appointed by the President, shall preside at all meetings of Shareholders.

Section 9. VICE PRESIDENT. The Vice President (or if more than one, the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Board. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Board of Directors, the Executive Committee, or the President.

Section 10. SECRETARY. The Secretary shall keep or cause to be kept in books provided for the purpose the Minutes of the Meetings of the Shareholders, and of the Board of Directors; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by Law; shall be custodian of the records and of the Seal of the Corporation and see that the Seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each Shareholder, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors, the Executive Committee, or the President.

Section 11. TREASURER. The Treasurer shall be the principal financial and accounting officer of the Corporation and have supervision of the custody of all funds and securities of the Corporation, subject to applicable law. He shall perform such other duties as may be from time to time assigned to him by the Board of Directors, the Executive Committee, or the President.

Section 12. ASSISTANT VICE PRESIDENT. The Assistant Vice President or Vice Presidents of the Corporation shall have such authority and perform such duties as may be assigned to them by the Board of Directors, the Executive Committee, or the President of the Corporation.

Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Board of Directors or the Executive Committee or by the President.

Section 14. SALARIES. The salaries of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

Federated High Income Bond Fund, Inc.

Amendment #14

to the By-Laws

Effective August 25, 2003

Insert the following into Article IV, Officers, and renumber Section 14 as Section 15:

Section 14. Chief Legal Officer. The Chief Legal Officer shall serve as Chief Legal Officer for the Corporation, solely for purposes of complying with the attorney conduct rules (“Attorney Conduct Rules”) enacted by the Securities Exchange Commission pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 (the “Act”). The Chief Legal Officer shall have the authority to exercise all powers permitted to be exercised by a chief legal officer pursuant to Section 307 of the Act. The Chief Legal Officer, in his sole discretion, may delegate his responsibilities as Chief Legal Officer under the Attorney Conduct Rules to another attorney or firm of attorneys.

AMENDMENT #15
TO THE BY-LAWS
OF
FEDERATED HIGH INCOME BOND FUND, INC.

Effective September 21, 2004

Insert the following into Article IV, Officers and renumber Section 15 as Section 16:

Section 15. Chief Compliance Officer. The Chief Compliance Officer shall be responsible for administering the Trust’s policies and procedures approved by the Board under Rule 38a-1 of the Investment Company Act of 1940, as amended. Notwithstanding any other provision of these By-Laws, the designation, removal and compensation of Chief Compliance Officer are subject to Rule 38a-1 under the Investment Company Act of 1940, as amended.

AMENDMENT #16
TO THE BY-LAWS
OF
FEDERATED HIGH INCOME BOND FUND, INC.

Effective August 18, 2005

Delete, ARTICLE IX, INDEMNIFICATION in its entirety and replace with the following:

ARTICLE IX

INDEMNIFICATION

Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Section 2. ACTION BY DIRECTOR AGAINST THE CORPORATION. With respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Directors or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. SURVIVAL. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Director or officer of the Corporation and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as from time to time amended. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Director or officer of the Corporation or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. PROCEDURE. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither "interested persons" of the Corporation (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (f) below.

Section 6. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance, or (c) a majority of a quorum of Disinterested Non-Party Directors, or independent legal counsel, in a written opinion, shall be determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 7. OTHER RIGHTS. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Articles of Incorporation or the by-laws of the Corporation, by contract or otherwise under law, by a vote of stockholders or Directors who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Articles of Incorporation or the by-laws of the Corporation, contract or otherwise under law, the Corporation shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Corporation or serving in any capacity at the request of the Corporation to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Directors.

AMENDMENT #17
TO THE BY-LAWS
OF
FEDERATED HIGH INCOME BOND FUND, INC.

Effective January 1, 2006

Strike Section 1, GENERAL PROVISIONS, and Section 2, ELECTION, TERM OF OFFICE AND QUALIFICATIONS from Article IV - OFFICERS, in its entirety and replace with the following:

Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be a President, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Directors, in its discretion, may elect or appoint one or more Vice Chairmen of the Board of Directors, and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. An Executive Vice President, Senior Vice President or Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President, Executive Vice President, Senior Vice President or Vice President may not be held by the same person concurrently. It shall not be necessary for any Director or any Officer to be a holder of shares in any Series or Class of the Corporation. Any Officer, or other such person as the Board may appoint, may preside at meetings of the Shareholders.

Section 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The Officers shall be elected annually by the Board of Directors at its Annual Meeting. Each Officer shall hold office for one year and until the election and qualification of his successor, or until earlier resignation or removal.

Strike Section 6, CHAIRMAN OF THE BOARD, Section 7, VICE CHAIRMAN OF THE BOARD OF DIRECTORS, and Section 8, PRESIDENT, and Section 9, VICE PRESIDENT from Article IV - OFFICERS, in their entirety and replace with the following:

Section 6. CHAIRMAN OF THE BOARD. The Board may elect from among its members a Chairman of the Board. The Chairman shall at all times be a Director who meets all applicable regulatory and other relevant requirements for serving in such capacity. The Chairman shall not be an Officer of the Corporation, but shall preside over meetings of the Board and shall have such other responsibilities in furthering the Board functions as may be assigned from time to time by the Board of Directors or prescribed by these By-Laws. It shall be understood that the election of any Director as Chairman shall not impose on that person any duty, obligation, or liability that is greater than the duties, obligations, and liabilities imposed on that person as a Director in the absence of such election, and no Director who is so elected shall be held to a higher standard of care by virtue thereof. In addition, election as Chairman shall not affect in any way that Director’s rights or entitlement to indemnification under the By-Laws or otherwise by the Corporation. The Chairman shall be elected by the Board annually to hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as herein provided in these By-Laws. Each Director, including the Chairman, shall have one vote.

Resignation. The Chairman may resign at any time by giving written notice of resignation to the Board. Any such resignation shall take effect at the time specified in such notice, or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Removal. The Chairman may be removed by majority vote of the Board with or without cause at any time.

Vacancy. Any vacancy in the office of Chairman, arising from any cause whatsoever, may be filled for the unexpired portion of the term of the office which shall be vacant by the vote of the Board.

Absence. If, for any reason, the Chairman is absent from a meeting of the board, the Board may select from among its members who are present at such meeting a Director to preside over such meeting.

Section 7. VICE CHAIRMAN OF THE BOARD OF DIRECTORS. Any Vice Chairman shall perform such duties as may be assigned to him from time to time by the Board of Directors of the Corporation. The Vice Chairman need not be a Director.

Section 8. PRESIDENT. The President of the Corporation shall be the principal executive officer of the Corporation. Unless other provisions are made therefor by the Board or Executive Committee, the President without limitation, shall employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall have the power to sign, in the name of and on behalf of the Corporation, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Corporation, and may, in the name of and on behalf of the Corporation, take all such action as the President may deem advisable in entering into agreements to purchase securities and other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property and shall perform such other duties as may be assigned to him from time to time by the Board of Directors.

Section 9. VICE PRESIDENT. The Executive Vice President, Senior Vice President or Vice President, if any, in order of their rank as fixed by the Board or if not ranked, a Vice President designated by the Board, in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Board. Each Executive Vice President, Senior Vice President and Vice President shall have the power, without limitation, to sign, in the name of and on behalf of the Corporation, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Corporation, and may, in the name of and on behalf of the Corporation, take all such action as the Executive Vice President, Senior Vice President or Vice President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property and shall perform such other duties as may be assigned to him from time to time by the Board of Directors, the Executive Committee, or the President.

AMENDMENT #18
TO THE BY-LAWS
OF
FEDERATED HIGH INCOME BOND FUND, INC.

Effective June 1, 2013

Insert the following into Article VI, Agreements, Checks, Drafts, Endorsements, etc. and renumber the remaining sections accordingly:

Section 2. Delegation of Authority Relating to Dividends. The Directors may delegate to any Officer or Agent of the Corporation the ability to authorize the payment of non-stock dividends and may delegate to an Officer or Agent in accordance with that general authorization the power to fix the amount and other terms of the dividend provided that the Directors established a method or procedure for determining the maximum amount of the distribution.

The title of Article VI is deleted and replaced as follows: “Agreements, Certain Delegation, Checks, Drafts, Endorsements, etc.”

AMENDMENT #19

TO THE BY-LAWS
OF
FEDERATED HIGH INCOME BOND FUND

Effective August 17, 2018

Delete Article IX, Indemnification of Trustees and Officers in its entirety and replace with the following:

Article IX
Indemnification of Trustees and Officers

Section 1. Indemnification. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Section 2. Actions By Trustee Against The Trust. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (i) was authorized by a majority of the Trustees or (ii) was instituted by the indemnitee to enforce his rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification.

Section 3. Survival. The rights to indemnification set forth herein shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his heirs, executors and personal and legal representatives.

Section 4. Amendments. No amendment or restatement of these by-laws or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Section 5. Procedure. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable (or even if obtainable, if such majority so directs) independent legal counsel in a written opinion concludes, based on a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (f) below.

Section 6. Advances. The Trust shall make advance payments in connection with the expenses of defending any action or other matter with respect to which indemnification might be sought hereunder if the Trust receives a written undertaking to reimburse the Trust if it is subsequently determined that the indemnitee is not entitled to such indemnification. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Section 7. Other Rights. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Declaration of Trust or the by-laws of the Trust, by contract or otherwise under law, by a vote of shareholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he may be lawfully entitled.

Section 8. Indemnification Of Employees And Agents. Subject to any limitations provided by the Investment Company Act of 1940 Act or otherwise under the Declaration of Trust or the by-laws of the Trust, contract or otherwise under law, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent permitted by applicable law, provided that such indemnification has been approved by a majority of the Trustees.